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                                                                    EXHIBIT 10.1


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Smith, Chief Executive Officer and Principal Financial Officer of MFC Bancorp Ltd. (the "Company") do hereby certify in connection with the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report"), (i) that the Report fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and (ii) that the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

April 16, 2003




/s/ MICHAEL J. SMITH
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Michael J. Smith
Chief Executive Officer and
Principal Financial Officer